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                                                              Exhibit No. 10(xi)

                             FanZ Enterprises, Inc.

                                     Shares
                                  Common Stock
                                ($0.01 par value)

                         Form of Broker/Dealer Agreement

                                                               ___________, 2001
[BROKER NAME]
[ADDRESS]
[CITY, STATE, ZIP]

Ladies and Gentlemen:

         FanZ Enterprises, Inc., a corporation organized under the laws of Delaware (the "Company"), proposes to sell up to 2,500,000 shares of its common stock, $.01 par value per share ("Common Stock") of the Company (said shares to be issued and sold by the Company being hereinafter called the "Securities") in a public offering which is the subject of a registration statement on Form SB-2. The Company intends to sell the Securities to the public by itself except in those states identified on Annex A hereto where a licensed broker/dealer is required for the sale of the Company's Securities. You ("Broker") agree to facilitate the sale of the Company's Securities to residents of those states identified on Annex A hereto. Certain terms used herein are defined in Section 17 hereof.

         1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Broker as set forth below in this Section 1.

         (a) The Company has prepared and filed with the Commission a registration statement (file number 333-58492) on Form SB-2, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Securities. The Company may file one or more amendments thereto, including a related preliminary prospectus, each of which will be furnished to you. The Company will next file with the Commission either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company will include in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or


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     such final prospectus, shall contain all Rule 430A Information, together with all other such required information.

         (b) On the Effective Date, the Registration Statement will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which the Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Broker specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

         (c) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification.

         (d) All the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

         (e) The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the investors, will be fully paid and nonassessable; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to

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     convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

         (f) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms.

         (g) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

         (h) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Broker in the manner contemplated herein and in the Prospectus.

         (i) The Company has complied with all state blue sky laws and has made the appropriate filings to sell the Securities in those states identified on Annex A hereto.

         (j) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by- laws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

         (k) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

         (l) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with

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     generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The pro forma financial statements included in the Prospectus and the Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Prospectus and the Registration Statement. The pro forma financial statements included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

         (m) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

         (n) The Company has not taken, directly or indirectly, any action that has constituted or that was designed to or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

         2. REPRESENTATIONS AND WARRANTIES OF THE BROKER. The Broker represents and warrants to, and agrees with, the Company as set forth below in this
Section 2.

         (a) This Agreement has been duly authorized, executed and delivered by the Broker and constitutes a valid and binding obligation of the Broker enforceable in accordance with its terms.

         (b) The Broker is registered and/or a member in good standing with the Commission, the National Association of Securities Dealers, Inc. ("NASD"), and is licensed or will, at the time of any sale of Securities, be licensed as a broker/dealer in each of the states identified on Annex A hereto.


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         (c) The Broker has reviewed and is familiar with all regulations relating to the distribution and delivery of preliminary and final prospectuses including, but not limited to, the Act and the Exchange Act.

         (d) The Broker is bonded in accordance with all federal, state and NASD requirements.

         (e) The Broker is not the subject of any state, federal or local action, suit or investigation that would prevent or impair the Broker from performing its obligations and duties under this Agreement.

         3. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell through the Broker and the Broker agrees to use its best efforts to sell on behalf of the Company, at a purchase price of $10.00 per share, the Securities to residents in the states identified on Annex A hereto. Notwithstanding the foregoing, the Company reserves the right to refuse to sell Securities to any person at any time. The Company hereby agrees to pay the Broker a commission equal to the greater of:

                  (a) One Hundred Forty Thousand Dollars ($140,000) in the event that between 1,000,000 and 2,499,999 shares of the Company's Common Stock are sold in this offering, or One Hundred Ninety Thousand Dollars ($190,000) in the event that 2,500,000 shares of the Company's Common Stock are sold in this offering (the "Maximum Offering"); or

                  (b) Five percent (5%) of the money raised by the Company from the sale of the Company's Common Stock in those states listed on Annex A hereto.

         4. DELIVERY AND PAYMENT. Delivery of and payment for the Securities shall be made at 10:00 AM, New York City time, on the date the Company breaks escrow and thereafter upon receipt of subscription materials and payment. Delivery of the Securities shall be made to the clients of the Broker against payment.

         5. OFFERING BY BROKER. It is understood that the Broker proposes to offer the Securities for sale on behalf of the Company to the public in the states identified on Annex A hereto as set forth in the Prospectus.


         6. COVENANTS.

         (a)  The Company covenants and agrees with the Broker that:


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                  (i) The Company will use its best efforts to cause the
         Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished the Broker a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Broker of such timely filing. The Company will promptly advise the Broker (1) when the Registration Statement shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information,
         (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose.

                  (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will (1) notify the Broker of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph
         (a)(i) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (iii) The Company will furnish to the Broker copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the

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         Broker may be required by the Act, as many copies of each Preliminary
         Prospectus and the Prospectus and any supplement thereto as the Broker may reasonably request.

                  (iv) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (v) The Company will use its best efforts to have its Common Stock traded on the OTC Bulletin Board.

         (b)      The Broker covenants and agrees with the Company that:

                  (i) The Broker will only sell on behalf of the Company to investors who are residents in the states identified on Exhibit A hereto.

                  (ii) During the course of the offering, the Broker will not make any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make any statement made not misleading concerning the offering.

                  (iii) The Broker will take all actions necessary to fulfill its duties under the Act, the Exchange Act, the rules of the NASD and applicable state "blue sky laws" in connection with the offering of the Company's Securities, including, without limitation, prospectus delivery requirements and bonding requirements.

                  (iv) During the course of the offering, the Broker will comply with all company policies regarding the sale of securities so long as such policies are not inconsistent with any federal, state or NASD requirements.

                  (v) The Broker shall promptly notify the Company of any action, or threatened action, to revoke, deny or suspend any license required by it to sell Securities. The Broker shall promptly notify the Company of any investigation which could reasonably result in the revocation, denial, or suspension of any such licenses or which could prevent or impair the Broker from performing its obligations under this Agreement.

         7. CONDITIONS TO THE OBLIGATION OF THE BROKER. The obligation of the Broker to sell the Securities on behalf of the Company shall be subject to the satisfaction of the following conditions:

         (a) Each of the representations and warranties of the Company set forth in this Agreement shall be true and correct as of the Execution Time, the Closing Date and any settlement date pursuant to Section 4 hereof and the Company shall have delivered to the

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     Broker a certificate signed by an executive officer of the Company, stating that this condition has been satisfied.

         (b) The Broker shall have received from Benesch, Friedlander, Coplan & Aronoff LLP, legal counsel to the Company, a written opinion dated as of the Execution Time, addressed to the Board of Directors of the Broker in form and substance reasonably satisfactory to the Broker, addressing legal matters typical to those contemplated by this Agreement.

         (c) Each of the statements made in the officer's certificate described in Section 7(a) above shall be true and correct as of the Execution Time, the Closing Date and any settlement date pursuant to Section 4 hereof.

         (d) The Company shall have furnished to the Broker such further information, certificates and documents as the Broker may reasonably request.

         (e) The Registration Statement, and any amendment or amendments thereto, has become effective.

         8.       INDEMNIFICATION AND CONTRIBUTION.

     (a) The Company agrees to indemnify and hold harmless the Broker, the directors, officers, employees and agents of the Broker and each person who controls any Broker within the meaning of either the Act or the Exchange Act (collectively, the "Broker Indemnitees") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The Company shall, upon breaking escrow for the sale of a minimum of 1,000,000 shares of the Company's Common Stock, purchase Directors' and Officers' Insurance which shall cover the Broker Indemnitees for any actions taken on behalf of the Company. Notwithstanding the foregoing, the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of the gross negligence or willful misconduct of the Broker. This indemnity agreement will be in addition to any liability which the Company may otherwise have.


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     (b) Promptly after receipt by a Broker Indemnitee under this Section 8 of notice of the commencement of any action, such Broker Indemnitee will, if a claim in respect thereof is to be made against the Company under this Section 8, notify the Company in writing of the commencement thereof; but the failure so to notify the Company (i) will not relieve it from liability under paragraph (a) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the Company of substantial rights and defenses and (ii) will not, in any event, relieve the Company from any obligations to a Broker Indemnitee other than the indemnification obligation provided in paragraph (a) above. The Company shall be entitled to appoint counsel of the Company's choice at the Company's expense to represent a Broker Indemnitee in any action for which indemnification is sought (in which case the Company shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Broker Indemnitee or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be satisfactory to the Broker Indemnitee. Notwithstanding the Company's election to appoint counsel to represent the Broker Indemnitee in an action, the Broker Indemnitee shall have the right to employ separate counsel (including local counsel), and the Company shall bear the reasonable fees, costs and expenses of such separate counsel if
(i) the use of counsel chosen by the Company to represent the Broker Indemnitee would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Broker Indemnitee and the Company and the Broker Indemnitee shall have reasonably concluded that there may be legal defenses available to it and/or other Broker Indemnitiee(s) which are different from or additional to those available to the Company, (iii) the Company shall not have employed counsel satisfactory to the Company to represent the Broker Indemnitee within a reasonable time after notice of the institution of such action or (iv) the Company shall authorize the Broker Indemnitee to employ separate counsel at the expense of the Company.

         9. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Broker set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Broker or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

         10. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the parties at the addresses identified on the signature page hereto.

         11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.


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         12. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed within the State of Illinois.

         13. JURISDICTION; CONSENT TO SERVICE OF PROCESS.

         (a) Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District for the Northern District of Illinois (the "ILLINOIS COURT"), and any appellate court from such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the Illinois Court.

         (b) It will be a condition precedent to each party's right to bring any such suit, action or proceeding that such suit, action or proceeding, in the first instance, be brought in the Illinois Court (unless such suit, action or proceeding is brought solely to obtain discovery or to enforce a judgment), and if such court refuses to accept jurisdiction with respect thereto, such suit, action or proceeding may be brought in any other court with jurisdiction; provided that the foregoing will not apply to any suit, action or other proceeding by a party seeking indemnification or contribution pursuant to this Agreement or otherwise in respect of a suit, action or proceeding against such party by a third party if such suit, action or proceeding by such party seeking indemnification or contribution is brought in the same court as the suit, action or proceeding against such party.

         (c) No party may move to (i) transfer any such suit, action or proceeding from the Illinois Court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in the Illinois court with a suit, action or proceeding in another jurisdiction, or (iii) dismiss any such suit, action or proceeding brought in the Illinois Court for the purpose of bringing the same in another jurisdiction.

         (d) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the Illinois Court, (ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process in any manner permitted by law.

         14. EXPENSES. The Company will reimburse the Broker for all reasonable out-of-pocket expenses (the "Expenses") incurred by the Broker in connection with the sale of the Securities subject to receipt by the Company of appropriate documentation of the Expenses. The

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Expenses may include legal expenses of the Broker's counsel, which shall not exceed Five Thousand Dollars ($5,000).

         15. COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

         16. HEADINGS. The section headings used herein are for convenience only and shall not affect the construction hereof.

         17. DEFINITIONS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

         "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

         "Commission" shall mean the Securities and Exchange Commission.

         "Effective Date" shall mean each date and time that the Registration Statement, any post- effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or becomes effective.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

         "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph l(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

         "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.


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         "Registration Statement" shall mean the registration statement referred to in paragraph 1 (a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

         "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

         "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

         "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in
     Section 1(a) hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Broker.



                                            Very truly yours,

                                            FANZ ENTERPRISES, INC.


                                            By:
                                               -----------------------------
                                            Name:  Frederick L. McDonald II
                                            Title:  President

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The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


[BROKER NAME]



By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------

                                     ANNEX A


                                     STATES





         1.  Arizona
         2.  Florida
         3.  North Carolina
         4.  Texas